Restructuring accrual	12 Months Ended
Dec. 31, 2011
Restructuring accrual [Abstract]
Restructuring accrual

24    Restructuring accrual

At December 31, 2011, the provision for restructuring was $55 million (2010 – $72 million). The restructuring accrual is primarily for labour liabilities arising from historic initiatives. Payments are expected to continue in diminishing amounts until 2025.

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2011	2010
Opening balance, January 1	$72	$77
Accrued	8	13
Payments	(27)	(20)
Amortization of discount(1)	2	3
Foreign exchange impact	–	(1)

Closing balance, December 31	$55	$72

(1)  Amortization of discount is charged to income as “Compensation and benefits”.